Investment In Unconsolidated Affiliates	12 Months Ended
Dec. 31, 2022
Equity Method Investments and Joint Ventures [Abstract]
Investment In Unconsolidated Affiliates	Investment In Unconsolidated Affiliates
Investments in companies in which we exercise significant influence, but do not control, are accounted for using the equity method.
Venator Investments Ltd., a wholly-owned subsidiary of Venator, has a 50%-owned joint venture with Kronos. Located in Lake Charles, Louisiana, LPC produces TiO2 for the exclusive benefit of each of the joint venture partners. In accordance with the joint venture agreement, this plant operates on a break-even basis. This investment is accounted for using the equity method and totaled $114 million and $101 million at December 31, 2022 and 2021, respectively.